

Household Consumer Loan Trust, Series 1995-1
Deposit Trust Calculations
Previous Due Period Ending                          Nov 30, 1999
Current Due Period Ending                           Dec 31, 1999
Prior Distribution Date                             Dec 14, 1999
Distribution Date                                   Jan 14, 2000
Beginning Trust Principal Receivables           4,065,059,019.44
Average Principal Receivables                   4,064,874,379.69
FC&A Collections (Includes Recoveries)             65,094,498.75
Principal Collections                             119,569,970.57
Additional Balances                                55,610,268.46
Net Principal Collections                          63,959,702.11
Defaulted Amount                                   29,718,113.69
Miscellaneous Payments                                      0.00
Principal Recoveries                                3,449,491.00

Beginning Participation Invested Amount           329,254,760.48
Beginning Participation Unpaid Principal          329,254,760.48
Balance
Ending Participation Invested Amount              321,666,858.88
Ending Participation Unpaid Principal Balance     321,666,858.88

Accelerated Amortization Date                       Oct 15, 2000
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   9.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)  0=No

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 329,254,760.48
Numerator for Fixed Allocation                    338,351,759.84
Denominator - Max(Sum of Numerators, Principal  4,064,874,379.69
Receivables)
Applicable Allocation Percentage                         8.1000%
Investor FC&A Collections                           5,272,653.37

Series Participation Interest Default Amount
Numerator for Floating Allocation                 329,254,760.48
Denominator - Max(Sum of Numerators, Principal  4,064,874,379.69
Receivables)
Floating Allocation Percentage                           8.1000%
Series Participation Interest Default Amount        2,407,166.74


Principal Allocation Components
Numerator for Floating Allocation                 329,254,760.48
Numerator for Fixed Allocation                    338,351,759.84
Denominator - Max(Sum of Numerators, Principal  4,064,874,379.69
Receivables)


Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           7.0797%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               7.0000%
(c) Rate Sufficient to Cover Interest, Yield             7.0797%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          329,254,760.48
Principal Balance
(e) Actual days in the Interest Period                        31
Series Participation Monthly Interest, [a*d*e]      2,007,269.97



Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,           7,587,901.60
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       5,180,734.86
or e]
(b) prior to Accelerated Amort. Date or not         5,180,734.86
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                       8.1000%
(d) Net Principal Collections                      63,959,702.11
(e) after Accelerated Amort Date or Early Amort     9,952,757.75
Period, [f*g]
(f) Fixed Allocation Percentage                          8.3238%
(g) Collections of Principal
                                                  119,569,970.57

(h) Minimum Principal Amount, [Min(i,l)]            3,519,418.95
(i)  Floating Allocation Percentage of              9,685,165.73
Principal Collections
(j)  1.8% of the Series Participation Interest      5,926,585.69
Invested Amount
(k) Series Participation Interest Net Default       2,407,166.74
Payment Amount
(l)  the excess of (j) over (k)                     3,519,418.95

(m) Series Participation Interest Net Default       2,407,166.74
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     5,272,653.37
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      2,007,269.97
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        2,407,166.74
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  548,757.93
Excess [Sec. 4.11(a)(vi)]                             309,458.73

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Seller's Interest
                                                  914,467,191.98

Seller's Interest Percentage                              23.03%


Series 1995-1 Owner Trust Calculations

Due Period             Dec 31, 1999

Ending Payment Date    Jan 18, 2000



Calculation of Interest Expense


Index (LIBOR)                    6.462500%

Accrual end date,             Jan 18, 2000
accrual beginning date        Dec 15, 1999
and days in Interest Period             34

                     Class A         Class B     Certificates     Overcoll Amount

Beginning     164,556,890.29  121,824,261.38    11,523,916.61       31,349,692.20
Unpaid
Principal
Balance

Previously              0.00            0.00             0.00
unpaid
interest/yield

Spread to              0.24%          0.625%            1.03%
index

Rate (capped       6.702500%       7.087500%        7.492500%
at 13.0%,
15%, 16%)

Interest/Yield  1,041,667.97      815,461.15        81,546.11
Payable on
the Principal
Balance

Interest on             0.00            0.00             0.00
previously
unpaid
interest/yield

Interest/Yield  1,041,667.97      815,461.15        81,546.11
Due

Interest/Yield  1,041,667.97      815,461.15        81,546.11
Paid

Summary



Beginning
Security      164,556,890.29  121,824,261.38    11,523,916.61       31,349,692.20
Balance

Beginning
Adjusted      164,556,890.29  121,824,261.38    11,523,916.61
Balance

Principal Paid  3,792,055.59    2,807,523.59       265,576.55          791,340.61

Ending
Security      160,764,834.70  119,016,737.79    11,258,340.06       30,626,946.33
Balance

Ending
Adjusted      160,764,834.70  119,016,737.79    11,258,340.06
Balance



Ending                                                3.5000%
Certificate
Balance as %
Participation
Interest
Invested
Amount

Targeted      160,833,429.44  119,016,737.79    11,258,340.06
Balance

Minimum                        61,666,666.67     5,833,333.33       15,833,333.33
Adjusted Balance

Certificate                                      9,747,792.49
Minimum Balance

Ending OC                                                           30,626,946.32
Amount as
Holdback Amount

Ending OC                                                                    0.01
Amount as
Accelerated
Prin Pmts


Beginning Net           0.00            0.00             0.00                0.00
Charge offs

Reversals               0.00            0.00             0.00                0.00

Charge offs             0.00            0.00             0.00                0.00

Ending Net              0.00            0.00             0.00                0.00
Charge Offs


Interest/Yield    $1.3888906      $4.7356568       $2.6909355
Paid per $1000

Principal         $5.0560741     $16.3042323       $8.7637457
Paid per $1000



Series 1995-1  Owner Trust Calculations
Due Period                                         December 1999
Payment Date                                        Jan 18, 2000
Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections        7,587,901.60
(b) Series Participation Interest Charge Offs               0.00
(c) Lesser of Excess Interest and Carryover                 0.00
Charge offs

Accelerated Principal Payment                          68,594.74

Series Participation Interest Monthly Interest      2,007,269.97

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A Interest Distribution- Sec.           1,041,667.97
3.05(a)(i)(a)


  Pay Class B Interest Distribution- Sec.             815,461.15
3.05(a)(i)(b)
  Pay Certificates the Certificate Yield- Sec.         81,546.11
3.05(a)(i)(c)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A to Targeted Principal Balance-        3,723,460.85
Sec. 3.05(a)(ii)(a)


  Pay Class B to Targeted Principal Balance         2,807,523.59
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)

Pay Certificate Yield if not paid pursuant to               0.00
Sec. 3.05 (a)(i)(c)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance       265,576.55
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt           791,340.61
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)


  Pay Class B to Targeted Principal Balance                 0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A to zero- Sec. 3.05(a)(v)(c)              68,594.74


  Pay Class B to zero- Sec. 3.05(a)(v)(d)                   0.00

Principal up to Optimal Monthly Principal
  Pay Class A to zero- Sec. 3.05(a)(vi)(a)                  0.00


  Pay Class B to zero- Sec. 3.05(a)(vi)(b)                  0.00
  Pay Certificates up to Certificate Minimum                0.00
Balance or zero- Sec. 3.05(a)(vi)(c)
  Pay HCLC Optimum Monthly Principal provided               0.00
OC >0- Sec. 3.05(a)(vi)(d)

Remaining Amounts to Holder of Designated                 (0.00)
Certificate - Sec. 3.05(a)(vii)




Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt       791,340.61
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                    0.00
provided OC >0- Sec. 3.05(a)(vi)(d)

To Designated Certificate Holder up to total           68,594.74
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback       722,745.87
Amount
To HCLC any remaining amounts                               0.00

Principal paid to the Designated Certificate            2,664.18


